Prospectus

                                         Pilgrim America Masters Series, Inc.
    [LOGO]                                         Pilgrim America Masters
                                                   Asia-Pacific Equity Fund
                                                    Pilgrim America Masters
                                                       MidCap Value Fund
                                                   Pilgrim America Masters
                                                     LargeCap Value Fund

         TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                            PHOENIX, ARIZONA 85004
                                (800) 331-1080


Pilgrim America Masters Series, Inc. (Masters Series) is an open-end management investment company that currently offers three separate, diversified investment portfolios (Funds), each with its own investment objectives and policies. The Funds are designed to give investors access to private money managers (Portfolio Managers) who typically manage similar portfolios only for high net worth individuals and institutional investors.

                            ------------------------

                                   THE FUNDS

   PILGRIM AMERICA MASTERS ASIA-PACIFIC EQUITY FUND (Asia-Pacific Equity
   Fund) seeks long-term capital appreciation. The Fund invests primarily in the equity securities of companies based in the Asia-Pacific region. The Portfolio Managers of the Fund are HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited, both part of the global advisory business of the financial institution that was founded as the Hong Kong and Shanghai Banking Corporation.

   PILGRIM AMERICA MASTERS MIDCAP VALUE FUND (MidCap Value Fund) seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion and that the Portfolio Manager believes are undervalued based on fundamental analysis and other factors. The Portfolio Manager of the Fund is CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc.

   PILGRIM AMERICA MASTERS LARGECAP VALUE FUND (LargeCap Value Fund) seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion and that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Portfolio Manager of the Fund is Ark Asset Management Co., Inc.

                         ------------------------------

Each Fund offers three classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase OptionsTM permit you to choose the method of purchasing shares that best suits your investment strategy.


This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about Masters Series, dated Janary 15, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). The Statement of Additional Information is available free upon request by calling Pilgrim America Group, Inc. (Shareholder Servicing Agent) at (800) 331-1080.


INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------

               THE DATE OF THIS PROSPECTUS IS JANUARY 15, 1997

                  PILGRIM AMERICA MASTERS SERIES AT A GLANCE*



          FUND                 OBJECTIVES AND POLICIES             PORTFOLIO MANAGER                    STRATEGY
  ASIA-PACIFIC EQUITY     Long-term capital appreciation.    HSBC Asset Management Americas  A combination of macroeconomic
  FUND                                                       Inc. and HSBC Asset Management  overview of region, specific
                          Invests in equity securities of    Hong Kong                       country analysis, setting
                          companies based in the Asia-       Limited--subsidiaries of HSBC   target country weightings,
                          Pacific region, which includes     Holdings plc, which was         industry analysis and stock
                          China, Hong Kong, Indonesia,       founded as the Hong Kong and    selection.
                          Korea, Malaysia, Philippines,      Shanghai Banking Corporation    Principal risk factors:
                          Singapore, Taiwan and Thailand,    in 1865.                        exposure to financial and
                          but does not include Japan or      Manages over $36 billion.       market risks that accompany an
                          Australia.                         Clients include pension funds,  investment in equities, and
                          Normally fully invested.           institutional investors and     exposure to changes in
                                                             high net worth individuals      currency exchange rates and
                                                             throughout the world. Minimum   other risks of foreign
                                                             investment for private          investment. You can expect
                                                             accounts: $10 million.          fluctuation in the value of
                                                                                             the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*
  MIDCAP VALUE FUND       Long-term capital appreciation.    CRM Advisors, LLC--affiliate    A 'value' manager that seeks
                          Invests in equity securities of    of Cramer Rosenthal McGlynn,    to identify middle
                          companies believed to be           Inc., which was established in  capitalization companies
                          undervalued that have a market     1973.                           having one or more of the
                          capitalization of between $200     Manages $2.4 billion.           following characteristics:
                          million and $5 billion.            Clients include high net worth  they are undergoing
                          Normally fully invested.           individuals, foundations,       fundamental change; are
                                                             endowment funds, pension plans  undervalued; and are
                                                             and others.                     misunderstood by the
                                                             Minimum investment for private  investment community.
                                                             accounts: $5 million.           Investment prospects are
                                                                                             viewed on a long-term basis
                                                                                             and not on market timing.
                                                                                             Principal risk factors:
                                                                                             exposure to financial and
                                                                                             market risks that accompany an
                                                                                             investment in equities. You
                                                                                             can expect fluctuation in the
                                                                                             value of the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*
  LARGECAP VALUE FUND     Long-term capital appreciation.    Ark Asset Management Co.,       A 'value' manager that uses a
                          Invests in equity securities       Inc., formerly the              combination of 'top-down'
                          issued by companies believed to    institutional investment        macroeconomic analysis and
                          be undervalued that generally      management division of Lehman   'bottom-up' fundamental
                          have a market capitalization of    Brothers (established 1929).    analysis; establishes specific
                          at least $5 billion.               Manages $21.4 billion.          upside price objectives and

                          Normally fully invested.           Clients include pension plans,  performs downside review to
                                                             endowment funds, private        help temper losses in
                                                             foundations, other              declining markets.
                                                             institutions and high net       Principal risk factors:
                                                             worth individuals.              exposure to financial and
                                                             Minimum investment for private  market risks that accompany an
                                                             accounts: $50 million.          investment in equities. You
                                                                                             can expect fluctuation in the
                                                                                             value of the Fund's portfolio
                                                                                             securities and the Fund's
                                                                                             shares.*



  * These summary descriptions should be read in conjunction with the more complete descriptions of each Fund's investment objectives and policies and the Portfolio Managers set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of each Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of each Fund, refer to "Investment Practices and Risk Considerations" below.

                              SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from three separate classes of shares:
Class A, Class B and Class M.

                  SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)

                                                                     CLASS A     CLASS B     CLASS M
                                                                     --------    --------    --------
Maximum initial sales charge imposed on purchases (as a percentage
  of offering price)..............................................      5.75%(a)     None       3.50%(a)
Maximum contingent deferred sales charge (CDSC) (at the lower of
  original purchase price or the redemption proceeds).............    None(b)       5.00%(c)     None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.
------------------------
(a) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'
(b) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                        OTHER
                                                                      EXPENSES
                                                   DISTRIBUTION        (AFTER          TOTAL FUND
ASIA-PACIFIC                         MANAGEMENT       (12B-1)          EXPENSE         OPERATING
EQUITY FUND                             FEES          FEES(1)      REIMBURSEMENT)     EXPENSES(2)
----------------------------------   -----------   -------------   ---------------   --------------
Class A...........................      1.25%          0.25%            0.50%            2.00%
Class B...........................      1.25%          1.00%            0.50%            2.75%
Class M...........................      1.25%          0.75%            0.50%            2.50%


                                                                        OTHER
                                                                      EXPENSES
MIDCAP VALUE FUND                                  DISTRIBUTION        (AFTER          TOTAL FUND
        AND                          MANAGEMENT       (12B-1)          EXPENSE         OPERATING
LARGECAP VALUE FUND                     FEES          FEES(1)      REIMBURSEMENT)     EXPENSES(2)
----------------------------------   -----------   -------------   ---------------   --------------
Class A...........................      1.00%          0.25%            0.50%            1.75%
Class B...........................      1.00%          1.00%            0.50%            2.50%
Class M...........................      1.00%          0.75%            0.50%            2.25%

------------------
(1) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

(2) The Investment Manager has voluntarily agreed to limit expenses excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% for all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will apply to each Fund individually only until June 30, 1997. Prior to the waiver and reimbursement of Fund expenses, the total annualized fund operating expenses, excluding interest, taxes, brokerage, and extraordinary expenses, for the ten months ended June 30, 1996 were 3.47%, 4.10%, and 3.88% of the average net assets of the Class A, Class B, and Class M shares, respectively, of Asia-Pacific Equity Fund; 4.91%, 5.32%, and 4.72% of the average net assets of the Class A, Class B, and Class M shares, respectively, of MidCap Value Fund, 5.44%, 5.79% and 5.90% of the average net assets of the Class A, Class B and Class M shares, respectively, of LargeCap Value Fund.


The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to appropriate sections of this Prospectus.

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of the period (unless otherwise noted):

                         ASIA-PACIFIC EQUITY FUND           MIDCAP VALUE FUND              LARGECAP VALUE FUND
                       ----------------------------   -----------------------------   -----------------------------
                        1       3       5      10       1       3       5      10       1       3       5      10
                       YEAR   YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS
                       ----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Class A..............  $ 77   $ 117   $ 159   $ 277    $74    $ 109   $ 147   $ 252    $74    $ 109   $ 147   $ 252
Class B..............    78     115     165     308     75      108     153     284     75      108     153     284
Class B (assuming no
  redemption)........    28      85     145     308     25       78     133     284     25       78     133     284
Class M..............    59     110     163     309     57      103     151     284     57      103     151     284

Use of the assumed 5% return is required by the Securities and Exchange Commission. The example is not an illustration of past or future investment results. This example should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD SEPTEMBER 1, 1995* THROUGH JUNE 30, 1996


The following table presents condensed financial information about each Fund. This information has been derived from the financial statements that are in the Annual Report dated June 30, 1996. The information in the table below has been audited by KPMG Peat Marwick LLP, independent auditors. Further information about each Fund's performance is contained in the Annual Report, which may be obtained free of charge.

                                       ASIA-PACIFIC EQUITY FUND            MIDCAP VALUE FUND               LARGECAP VALUE FUND
                                     ----------------------------    -----------------------------    -----------------------------
                                     CLASS A   CLASS B    CLASS M    CLASS A    CLASS B    CLASS M    CLASS A    CLASS B    CLASS M
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................  $ 10.00   $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00    $ 10.00
Income (loss) from investment
  operations:
  Net investment income (loss).....     0.03     (0.01)      0.00       0.13       0.07       0.06       0.07       0.06       0.06
  Net realized and unrealized gain
    on investments and foreign
    currency transactions..........     0.34      0.32       0.33       1.91       1.90       1.91       1.87       1.81       1.83
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
    Total from investment
      operations...................     0.37      0.31       0.33       2.04       1.97       1.97       1.94       1.87       1.89
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
Less distributions:
  Net investment income............       --        --         --       0.05       0.03       0.04       0.07       0.06       0.06
  In excess of net investment
    income.........................     0.02        --       0.01         --         --         --       0.01       0.01       0.01
  Realized gains on investments....       --        --         --         --         --         --       0.09       0.09       0.09
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
    Total distributions............     0.02        --       0.01       0.05       0.03       0.04       0.17       0.16       0.16
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period.....  $ 10.35   $ 10.31    $ 10.32    $ 11.99    $ 11.94    $ 11.93    $ 11.77    $ 11.71    $ 11.73
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
                                     -------   -------    -------    -------    -------    -------    -------    -------    -------
TOTAL RETURN(B)....................     3.76%     3.19%      3.32%     20.48%     19.80%     19.82%     19.56%     18.85%     19.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).......................  $18,371   $17,789    $ 6,476    $ 2,389    $ 2,123    $ 1,731    $ 2,530    $ 1,424    $ 1,240
Ratios to average net assets:
  Expenses(a)(c)...................     2.00%     2.75%      2.50%      1.75%      2.50%      2.25%      1.75%      2.50%      2.25%
  Net investment income
    (loss)(a)(c)...................     0.33%    (0.38)%    (0.16)%     2.00%      1.27%      1.16%      0.65%     (0.25)%     0.06%
Portfolio turnover rate............       15%       15%        15%        60%        60%        60%        59%        59%        59%


------------------

 * Commencement of operations.

(a) Annualized.

(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.


(c) Prior to the waiver and reimbursement of expenses, the annualized ratio of expenses to average net assets was 3.47%, 4.10% and 3.88% for Asia-Pacific Equity Fund Class A, B and M, respectively; 4.91%, 5.32% and 4.72% for MidCap Value Fund Class A, B and M, respectively; and 5.44%, 5.79% and 5.90% for LargeCap Value Fund Class A, B and M, respectively. Prior to the waiver and reimbursement of expenses, the annualized ratio of net investment income
    (loss) to average net assets was (1.14)%, (1.73)% and (1.53)% for Asia-Pacific Equity Fund Class A, B and M, respectively; (1.17)%, (1.56)% and (1.32%) for MidCap Value Fund Class A, B and M, respectively; and (3.04)%, (3.53)% and (3.59)% for LargeCap Value Fund Class A, B and M, respectively.

                                  THE MANAGERS

MASTERS SERIES: ACCESS TO PRIVATE MONEY MANAGERS

Masters Series is intended to provide investors with access to some of the most respected institutional investment advisers in the world. For portfolios similar to the Funds, these firms usually require large investment minimums to open an account, and their services for these types of portfolios are typically available only to wealthy individuals and large institutional clients. Portfolio Managers for the Masters Series have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

THE INVESTMENT MANAGER

Pilgrim America Investments, Inc. (Investment Manager) serves as Investment Manager to each Fund. The Investment Manager has screened the Portfolio Managers, recommended them to Masters Series' Board of Directors and monitors their performance. The Investment Manager is responsible for managing the general day-to-day operations of the Masters Series. For more information, see 'Management of the Funds.'

The Investment Manager and Pilgrim America Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly-owned subsidiaries of Express America Holdings Corporation (Express America) (NASDAQ: EXAM). Through its subsidiaries, Express America engages in the financial services business, focusing primarily on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies. For more information on Express America, please see the Statement of Additional Information. The investment companies managed or administered by the Investment Manager are collectively referred to as the Pilgrim America Group.

THE PORTFOLIO MANAGERS

     ASIA-PACIFIC EQUITY FUND. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited (collectively, HSBC) serve jointly as Portfolio Manager to the Asia-Pacific Equity Fund. The firms are part of HSBC Asset Management, the global investment advisory and fund management business unit of HSBC Holdings plc (founded as the Hong Kong and Shanghai Banking Corporation in 1865) which, with headquarters in London, is one of the world's largest banking and financial organizations. HSBC Asset Management manages over approximately $36 billion of assets worldwide for a wide variety of institutional, retail and private clients, with a minimum investment size for private accounts of $10 million for Asia-Pacific investors. HSBC Asset Management has advisory operations in Hong Kong and Singapore, among other locations. Its parent company has over a century of operations in local economies throughout the Asia-Pacific region.


     MIDCAP VALUE FUND. CRM Advisors, LLC ('CRM'), an affiliate of Cramer Rosenthal McGlynn, Inc. (Cramer Rosenthal), serves as Portfolio Manager to the MidCap Value Fund. CRM was organized as a New York limited liability company in June 1995. Although a newly-formed organization, the principal shareholders and investment personnel of CRM have significant experience in money management through its affiliate, Cramer Rosenthal. That firm was founded in 1973 to manage portfolios for a select number of high net worth individuals and their related foundations, endowment funds, pension plans and other entities, and manages approximately $2.4 billion for more than 170 individual and institutional clients, with a minimum investment size for private accounts of $5 million. The three founding principals of Cramer Rosenthal have spent an average of 33 years in the investment business. The firm has managed investments in small and middle capitalization companies for 22 years. Accounts managed by Cramer Rosenthal own in the aggregate approximately 13.9% of the outstanding voting securities of Express America.


     LARGECAP VALUE FUND. Ark Asset Management Co., Inc. ('Ark') serves as Portfolio Manager to the LargeCap Value Fund. Located in New York, Ark's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Lehman Brothers. Ark manages approximately $21.4 billion, including $11.3 billion in large capitalization value portfolios, for more than 200 institutional and individual clients, with a minimum investment size for private accounts of $50 million.

INVESTMENT PERSONNEL. Investment personnel with HSBC, CRM and Ark who are primarily responsible for portfolio management of the Funds are shown in the chart below.

                                                                                         YEARS EXPERIENCE
                                                                              --------------------------------------
FUND/PORTFOLIO                                                                INVESTMENT   RECENT
MANAGER                INDIVIDUAL/TITLE        EDUCATION                      EXPERIENCE   EXPERIENCE
ASIA-PACIFIC EQUITY    James B. McHugh         B.S., Montclair State              12       HSBC Americas--2
FUND/HSBC              Director,               University
                       Client Investment       M.B.A., Seton Hall
                       Services,               University
                       HSBC Americas

                       Stella S.M. Yiu         B.A., Cambridge University         11       HSBC Hong Kong--6
                       Dir., HSBC Hong Kong

MIDCAP VALUE           Gerald B. Cramer        B.S., Syracuse University          38       Cramer Rosenthal--22
FUND/CRM               Chairman, Founder       Attended Wharton Graduate
                                               School

                       Edward J. Rosenthal     B.A., Cornell University           32       Cramer Rosenthal--22
                       Vice Chairman,          M.B.A., Columbia University
                       Founder

                       Ronald H. McGlynn       B.A., Williams College             29       Cramer Rosenthal--22
                       Pres., CEO, Founder     M.B.A., Columbia University

                       Jay B. Abramson         B.S.E., Wharton School             10       Cramer Rosenthal--10
                       EVP                     J.D., University of
                                               Pennsylvania Law School

LARGECAP               C. Charles Hetzel       B.S., University of Utah           30       Ark--30
VALUE FUND/ARK         Vice Chairman           M.B.A., Columbia Business
                                               School

                       John E. Bailey          B.A., University of                15       Ark--2
                       Managing Director       Pennsylvania                                Loomis, Sayles--9
                                               M.B.A., Harvard Business
                                               School

                       Steven M. Steiner       B.S., Penn State University        26       Ark--5
                       Managing Director       M.B.A., Northwestern                        Equitable Life--9
                                               Graduate School

                       Wm. G. Steuernagel      B.S., M.B.A.                       23       Ark--10
                       Managing Director       Boston University

     PAST PERFORMANCE OF OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The tables and line graphs that follow present performance data for each of the Portfolio Managers. Information presented is based on performance data provided by each Portfolio Manager for all accounts (Accounts) it manages that have investment objectives, policies, styles and strategies substantially similar to the ones that are employed in the pertinent Masters Series Fund. The Accounts are primarily managed for tax-exempt investors, and are not subject to diversification and other requirements that apply to mutual funds under applicable securities, tax and other laws. If the Accounts had been subject to such requirements, the Accounts' performance results could have been adversely affected, although this cannot be ascertained with any certainty. The information should not be considered a prediction of the future performance of any of the Funds. The actual performance may be higher or lower than that shown. For performance data for each Masters Series Fund, see "Past Performance of the Pilgrim America Masters Series Funds," below.


The tables show the total returns for various periods ended September 30, 1996 of the Accounts managed by each Portfolio Manager. The line graphs depict the cumulative value of an initial investment of $10,000 held for ten years or other periods, as indicated, through September 30, 1996 as compared to a relevant unmanaged market index. The performance shown below is adjusted to give effect to the annual expenses for a Fund's Class A shares during its initial fiscal period. The following information has not been adjusted to reflect deduction of the initial sales charge payable on a Fund's Class A shares, nor does it give effect to the higher expense levels or any CDSC of a Fund's Class B or Class M shares. Performance would be lower if adjusted for these charges and expenses.

           HSBC Asia-Pacific Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                                       MSCI
                       Calendar      Far East        HSBC
                     ------------    ex Japan    Asia-Pacific
                     Year Quarter  (Free) Index   Composite
                     ---- -------  ------------  ------------
                     1987    4       $10,000       $10,000
                     1988    1        11,218        11,305
                             2        12,689        13,619
                             3        11,952        13,241
                             4        13,000        14,392
                     1989    1        14,770        17,465
                             2        13,976        17,685
                             3        15,984        21,884
                             4        17,177        22,144
                     1990    1        17,955        21,980
                             2        19,367        23,666
                             3        14,936        18,041
                             4        16,053        18,905
                     1991    1        19,912        22,440
                             2        19,449        22,512
                             3        19,113        22,262
                             4        21,026        23,268
                     1992    1        23,133        25,041
                             2        26,121        27,901
                             3        25,124        26,258
                             4        25,612        27,187
                     1993    1        28,013        29,713
                             2        31,447        32,702
                             3        35,627        36,574
                             4        52,092        53,756
                     1994    1        40,770        42,118
                             2        42,532        42,459
                             3        47,783        47,737
                             4        42,984        42,605
                     1995    1        42,455        42,218
                             2        46,467        46,921
                             3        45,735        46,653
                             4        46,787        47,875
                     1996    1        51,312        51,461
                             2        51,183        50,535
                             3        50,451        50,075

        Average Annual
        Total Returns          One    Three    Five   Inception Date   Ten
        Ended 9/30/96:         Year   Years    Years   of Index (3)   Years
       ---------------        ------  ------  ------  --------------  ------
  HSBC Asia-Pacific            7.34%  11.04%  17.60%      20.21%      20.32%
    Composite (2)
  MSCI Far East ex Japan      10.30%  12.28%  21.40%      20.32%      n/a (3)
    (Free) Index

(1) The line graph shows the value of $10,000 invested on January 1, 1988 (the first year of the MSCI Far East ex Japan (Free) Index), and held through September 30, 1996, compared to the MSCI Far East ex Japan (Free) Index.

(2) Represents the composite returns of the accounts managed by HSBC with substantially similar investment objectives, policies, styles, and strategies as the Asia-Pacific Equity Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

(3) The unamanaged MSCI Far East ex Japan (Free) Index was created in January, 1988, and thus is not available for a ten year comparison.

           CRM MidCap Value Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                         Calendar      Russell      CRM MidCap
                       ------------   MidCap(tm)      Value
                       Year Quarter     Index       Composite
                       ---- -------   ----------    ----------
                       1986    3       $10,000       $10,000
                               4        10,298        10,146
                       1987    1        12,374        12,263
                               2        12,598        12,651
                               3        13,342        13,177
                               4        10,321         9,746
                       1988    1        11,581        11,097
                               2        12,422        12,114
                               3        12,307        12,243
                               4        12,365        12,691
                       1989    1        13,289        13,744
                               2        14,504        15,051
                               3        15,886        16,667
                               4        15,614        15,937
                       1990    1        15,010        14,784
                               2        15,565        15,834
                               3        12,478        12,645
                               4        13,819        13,630
                       1991    1        16,648        16,027
                               2        16,735        16,016
                               3        17,975        17,275
                               4        19,555        18,304
                       1992    1        19,860        19,527
                               2        19,818        19,238
                               3        20,589        19,414
                               4        22,751        21,971
                       1993    1        23,988        24,132
                               2        24,366        24,477
                               3        25,670        26,228
                               4        26,004        27,244
                       1994    1        25,235        26,059
                               2        24,690        25,682
                               3        26,094        27,632
                               4        25,460        26,621
                       1995    1        28,110        28,414
                               2        30,462        30,645
                               3        33,163        32,009
                               4        34,231        32,733
                       1996    1        36,291        35,428
                               2        37,315        37,849
                               3        38,483        38,512

       Average Annual Total Returns        One    Three    Five    Ten
              Ended 9/30/96:               Year   Years    Years  Years
      ------------------------------      ------  ------  ------  ------
      CRM MidCap Value Composite (2)      20.32%  13.66%  17.39%  14.44%
      Russell MidCap(tm) Index            16.04%  14.45%  16.44%  14.43%

(1) The line graph shows the value of $10,000 invested on September 30, 1986, and held through September 30, 1996 compared to the unmanaged Russell MidCap (tm) Index.

(2) Represents the composite returns of all private accounts managed by Cramer Rosenthal McGlynn, Inc., an affiliate of CRM, with substantially similar investment objectives, policies, styles, and strategies as the MidCap Value Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

          Ark LargeCap Value Advisory Accounts with Similar Policies

                        Growth of an initial investment
                       of $10,000, with reinvestment (1)

                                 [LINE GRAPH]

                        Calendar     Standard     Ark LargeCap
                      ------------   & Poor's        Value
                      Year Quarter   500 Index     Composite
                      ---- -------   ---------    ------------
                      1986    3       $10,000       $10,000
                              4        10,538        10,626
                      1987    1        12,784        12,700
                              2        13,443        13,352
                              3        14,331        14,188
                              4        11,083        11,170
                      1988    1        11,721        11,971
                              2        12,488        12,733
                              3        12,533        13,016
                              4        12,912        13,296
                      1989    1        13,819        14,011
                              2        15,035        15,073
                              3        16,636        16,263
                              4        16,971        16,390
                      1990    1        16,452        16,236
                              2        17,488        17,135
                              3        15,075        14,753
                              4        16,429        16,409
                      1991    1        18,822        18,664
                              2        18,782        18,080
                              3        19,792        18,983
                              4        21,447        19,154
                      1992    1        20,900        19,505
                              2        21,311        20,144
                              3        21,972        20,785
                              4        23,095        22,253
                      1993    1        24,091        23,359
                              2        24,209        23,845
                              3        24,830        24,526
                              4        25,405        25,689
                      1994    1        24,437        25,101
                              2        24,533        25,774
                              3        25,739        26,597
                              4        25,742        25,952
                      1995    1        28,246        28,867
                              2        30,945        30,983
                              3        33,405        33,757
                              4        35,416        35,358
                      1996    1        37,318        38,722
                              2        38,993        39,543
                              3        40,198        40,165

        Average Annual Total Returns         One    Three    Five    Ten
               Ended 9/30/96:                Year   Years    Years  Years
      --------------------------------      ------  ------  ------  ------
      Ark LargeCap Value Composite (2)      18.98%  17.87%  16.17%  14.92%
      Standard & Poor's 500 Index           20.33%  17.38%  15.23%  14.95%

(1) The line graph shows the value of $10,000 invested on September 30, 1986, and held through September 30, 1996 compared to the unmanaged Standard & Poor's 500 Index.

(2) Represents the composite returns of all private accounts managed by ARK with substantially similar investment objectives, policies, styles, and strategies as the LargeCap Value Fund, as adjusted for Total Fund Operating Expenses for Class A shares, excluding applicable sales charges.

         PAST PERFORMANCE OF THE PILGRIM AMERICA MASTERS SERIES FUNDS

The line graphs below show growth of an initial investment of $10,000 with reinvestment of all dividends and distributions. Each Fund's performance since inception is compared to a relevant unmanaged index. The tables below show the total return for each Fund compared to a relevant unmanaged market index for the fiscal period of September 1, 1995 (commencement of operations) through September 30, 1996. The performance shown below reflects the annual expenses for a Fund's Class A shares. The information has not been adjusted to reflect deduction of the initial sales charge payable on a Fund's Class A shares, nor does it give effect to the higher expense levels or any CDSC of a Fund's Class B or Class M shares. Performance would have been lower if adjusted for these charges and expenses. The information should not be considered a prediction of the future performance of any of the Funds.

                           ASIA-PACIFIC EQUITY FUND
       Growth of an initial investment of $10,000, with reinvestment (1)
                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  Asia-Pacific Fund A         $10,000    $9,880    $10,507   $10,376   $10,333
  MSCI Far East ex Japan      $10,000   $10,408    $11,414   $11,386   $11,223
    (Free) Index
                                      Total Return        Total Return Since
                                    1 Year (9/30/95)   Fund's Inception (9/1/95)
                                    ----------------   -------------------------
Asia-Pacific Equity Fund                  3.43%                3.33%
MSCI Far East ex Japan (Free) Index      10.30%               12.23%

(1) The line graph shows the value of $10,000 invested on September 1, 1995 (the Funds' inception date), and held through September 30, 1996, compared to the MSCI Far East ex Japan (Free) Index.

                               MIDCAP VALUE FUND
       Growth of an initial investment of $10,000, with reinvestment (1)
                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  MidCap Value Fund           $10,000   $10,360    $11,325   $12,048   $12,371
  Russell MidCap (tm)         $10,000   $10,555    $11,190   $11,506   $11,866
    Index

(1) The line graph shows the value of $10,000 invested on September 1, 1995

(the Funds' inception date), and held through September 30, 1996, compared to the Russell MidCap(Trademark) Index.

                                    Total Return            Total Return Since
                                  1 Year (9/30/95)     Fund's Inception (9/1/95)
                                  ----------------     -------------------------
MidCap Value Fund                       27.14%                  23.71%
Russell MidCap(tm) Index                16.04%                  18.66%


                              LARGECAP VALUE FUND
       Growth of an initial investment of $10,000, with reinvestment (1)
                                   LINE GRAPH

                              9/1/95    12/31/95   3/31/96   6/30/96   9/30/96
 --------------------------   -------   --------   -------   -------   -------
  LargeCap Value Fund         $10,000   $10,740    $11,733   $11,956   $12,106
  S&P 500 Index               $10,000   $11,049    $11,642   $12,163   $12,540



                                  Total Return             Total Return Since
                                1 Year (9/30/95)       Fund's Inception (9/1/95)
                                ----------------       -------------------------
Large Cap Value Fund                18.23%                        21.06%
S&P 500 Index                       20.33%                        25.40%


(1) The line graph shows the value of $10,000 invested on September 1, 1995 (the Funds' inception date), and held through September 30, 1996, compared to the S&P 500 Index.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

Pilgrim America Masters Asia-Pacific Equity Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depositary Receipts (ADRs), European Depositary Receipts and other depositary receipts. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of Asia-Pacific issuers. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed using the investment philosophy that the Portfolio

Manager, HSBC, employs in managing private Asia-Pacific portfolios. Investment decisions are based upon a disciplined approach that takes into consideration the following factors: (i) macroeconomic overview of the region; (ii) specific country analysis; (iii) setting target country weightings; (iv) evaluation of industry sectors within each country; and (v) selection of specific stocks. Decisions on company selection include analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock. HSBC seeks to take profits when the Portfolio Manager believes that a market or stock has risen fairly or disproportionately to other investment opportunities.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: (1) the country in which the issuer was organized; (2) the country in which the principal securities market for that issuer is located;
(3) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or
(4) the country in which the issuer has at least 50% of its assets situated.

Pilgrim America Masters MidCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in equity securities issued by companies with middle market capitalizations, i.e., market capitalizations between $200 million and $5 billion, although the Fund may also invest to a limited degree in companies that have larger or smaller market capitalizations. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities of companies with middle market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund is managed in accordance with the disciplined investment style that the Portfolio Manager, CRM, and its affiliate employ in managing midcap value portfolios. As a value adviser, CRM does not attempt to time market fluctuations; rather it relies on stock selection to achieve investment results, seeking out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Portfolio Manager's investment philosophy is to take advantage of periodic inefficiencies that develop in the valuation of publicly traded companies. Generally, its approach to finding such companies is to first identify dynamic change that can be material to a company's operations. Dynamic change means change within a company that is likely to have a material impact on its operations. Examples include new senior management, new products or markets, or any material divestitures, acquisitions, or mergers. The philosophy is that this type of change often creates misunderstanding in the marketplace that can result in a company's stock being undervalued relative to its future prospects and peer group. The Portfolio Manager seeks to identify this change at an early stage and conduct an evaluation of the company's business. In applying this approach, the Portfolio Manager focuses on middle capitalization companies where dynamic change can be material.

CRM seeks companies that it believes will look different in the future in terms of their operations, finances, and/or management. Once change is identified, the

Portfolio Manager conducts an evaluation of a company that includes creating a financial model based principally upon projected cash flow, as opposed to reported earnings. The company's stock is evaluated in the context of what the market is willing to pay for the shares of comparable companies and what a strategic buyer would pay for the whole company. CRM also evaluates the degree of investor recognition of a company by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock CRM conducts a business analysis to corroborate its observations and assumptions, including, in most instances, discussions with management, customers and suppliers. Also an important consideration is the extent to which management holds an ownership interest in a company. In its overall assessment, CRM seeks stocks that have a favorable risk/reward ratio over an 18 to 24 month holding period.

Pilgrim America Masters LargeCap Value Fund. This Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing at least 80% of its assets in equity securities and at least 65% of its assets in equity securities issued by companies with large market capitalizations that the Portfolio Manager believes sell at reasonable prices relative to their projected earnings. The Portfolio Manager's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.'

The Fund will be managed in accordance with the investment philosophy that the Portfolio Manager, Ark, has employed for more than ten years in managing large capitalization, value-oriented accounts. As a value adviser, Ark seeks large capitalization issues that sell at attractive prices relative to their projected earnings. Ark believes this approach will permit the Fund to participate in rising markets and help temper losses in declining markets. In managing the Fund, Ark seeks to outperform the S&P 500 Index over a full market cycle with particular emphasis on minimizing losses during declining markets.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which one or more of the Funds may invest and strategies the Funds may employ in pursuit of their investment objective. See the Statement of Additional Information for more detailed information on these investment techniques and information on certain types of securities in which a Fund may invest, including

U.S. Government securities, convertible securities, ADRs, forward foreign currency contracts, options and others.

RISK CONSIDERATIONS

The investment objective and policies of each Fund described above should be carefully considered before investing. There is no assurance that any Fund will achieve its investment objective. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. Each Fund is subject to varying degrees of financial, market and credit risks.

Foreign Investments. The Asia-Pacific Equity Fund will invest in securities of foreign issuers based in the Asia-Pacific region. There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies;
(vi) settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; (vii) higher transactional and custodial expenses than for domestic securities; and (viii) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. The Fund will not invest more than 15% of its net assets in illiquid securities. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory and other taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of taxes on dividends.

Emerging Market Investments. Asia-Pacific Equity Fund may invest in emerging market securities issued by companies based in emerging market countries in the Asia-Pacific region. An emerging market country is generally considered to be a country whose economy is less developed or mature than economies in other more developed countries or whose markets are undergoing a process of relatively basic development. 'Emerging market countries' consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

In addition to the risks generally of investing in emerging market securities, there are particular risks associated with investing in developing Asia-Pacific countries including: (i) certain markets, such as those of China, being in the earliest stages of development; (ii) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; (iii) political and social uncertainties; (iv) over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; (v) overburdened infrastructure and obsolete financial systems; (vi) environmental problems;
(vii) less well developed legal systems than many other industrialized nations; and (viii) less reliable custodial services and settlement practices.

Midcap Company Equity Securities. The MidCap Value Fund will invest substantially all of its assets in the equity securities of middle capitalization companies. Investment in middle capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. These securities may be less marketable and subject to more abrupt or erratic market movements than securities of larger companies.

INVESTMENT TECHNIQUES

Borrowing. A Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. Borrowing may exaggerate the effect on net asset value (NAV) of any increase or decrease in the NAV of a Fund, and money borrowed will be subject to interest costs.

Foreign Currency Transactions. Substantially all of the assets of the Asia-Pacific Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares. The Asia-Pacific Equity Fund ordinarily will not engage in hedging transactions to guard against the risk of currency fluctuation. However, the Fund reserves the right to do so, and, toward this end, may enter into forward foreign currency contracts. This investment technique is described in the Statement of Additional Information.


Use of Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in derivatives that are highly volatile in response to changes in interest rates. It is expected that derivatives will not ordinarily be used for any of the Funds, but a Fund may make occasional use of certain derivatives for hedging. For example, any of the Funds may purchase put options, which give the Fund the right to sell a security it holds at a specified price. A Fund would purchase an option to attempt to preserve the value of securities that it holds, which it could do by exercising the option if the price of the security falls below the "strike price" for the option. The Funds will not engage in any other type of options transactions.



Another use of derivatives that only may be employed by the Asia-Pacific Equity Fund is to enter into forward currency contracts and foreign exchange futures ("futures") contracts, which provide for delivery of a certain amount of foreign currency to the Fund on a specified date. The Fund would enter into a forward currency or futures contract when it intends to purchase or sell a security denominated in a foreign currency and it desires to "lock in" the U.S. dollar price of the security. The Funds will not engage in any other type of forward contracts or futures contracts. For additional information on options and foreign currency contracts, see "Supplemental Discussion of Risks Associated with the Funds' Use of Investment

Policies and Investment Techniques--Options on Securities" and "--Foreign Currency Exchange Transactions" in the Statement of Additional Information.



Temporary Defensive and Other Short-Term Positions. Each Fund's assets may be invested in U.S. Government securities and in certain short-term, high-quality debt instruments for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Portfolio Manager's ability to invest cash inflows; (iii) to invest in if Fund assets are insufficient for effective investment in equities; (iv) to permit the Fund to meet redemption requests; and
(v) for temporary defensive purposes. The Funds will normally invest in short-term debt instruments that do not have a maturity of greater than one year. The short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other high-quality short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) money market funds; and (vi) repurchase agreements. The Asia-Pacific Equity Fund may also invest in short-term obligations of foreign governments and their agencies, instrumentalities, authorities, or political subdivisions.


ALL FUNDS: DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of the assets of each Fund, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The first sentence in the description of each Fund under 'The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are 'fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Other investment policies of any of the Funds may be changed by the Board of Directors. Each Fund is subject to investment restrictions that are described in the Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.

                               SHAREHOLDER GUIDE


PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)

You may select from three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                         ANNUAL                       AUTOMATIC
                MAXIMUM SALES                         DISTRIBUTION      MAXIMUM       CONVERSION
CLASS      CHARGE ON PURCHASES (A)        CDSC          FEES(D)         PURCHASE      TO CLASS A
------    -------------------------     ---------     ------------     ----------     ----------
  A            5.75%                     None (b )      0.25%           Unlimited        N/A
  B            None                     5.00% (c )      1.00%          $  250,000      8 Years
  M            3.50%                      None          0.75%          $1,000,000        N/A

------------------
(a) Imposed upon purchase. Reduced for purchases of $50,000 or more.
(b) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A Shares: Initial Sales Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'
(d) Annual asset-based distribution charge.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

Class A Shares: Initial Sales Charge Alternative. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
                 AMOUNT OF TRANSACTION                     PRICE PER SHARE          NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          5.75%            6.10%           5.00%
$50,000 but less than $100,000..........................          4.50%            4.71%           3.75%
$100,000 but less than $250,000.........................          3.50%            3.63%           2.75%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchase payments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                         DEALER        PERIOD DURING
ON PURCHASES OF:                                               CDSC     ALLOWANCE    WHICH CDSC APPLIES
------------------------------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000.........................   1.00%      1.00%            2 Years
$2,500,000 but less than $5,000,000.........................   0.50%      0.50%             1 Year
$5,000,000 and over.........................................   0.25%      0.25%             1 Year

Class B Shares: Deferred Sales Charge Alternative. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of each Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted for Class A shares or declined.

The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:


                             YEAR OF
                            REDEMPTION
                          AFTER PURCHASE                             CDSC
------------------------------------------------------------------   ----
  First...........................................................    5%
  Second..........................................................    4%
  Third...........................................................    3%
  Fourth..........................................................    3%
  Fifth...........................................................    2%
  Sixth...........................................................    1%
  Seventh and following...........................................    0%


To determine the CDSC payable on redemptions of Class B shares, a Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.

Class M Shares: Lower Initial Sales Charge Alternative. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as an order for Class A shares or declined. The public offering price of Class M shares is the NAV of the Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:

                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          3.50%             3.63%          3.00%
$50,000 but less than $100,000..........................          2.50%             2.56%          2.00%
$100,000 but less than $250,000.........................          1.50%             1.52%          1.00%
$250,000 but less than $500,000.........................          1.00%             1.01%          1.00%
$500,000 and over.......................................          None              None           None

Class M shares do not convert to Class A.

Reduced Sales Charges. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares for any of the Funds or for other funds in the Pilgrim America Group which offer Class A shares, Class M shares or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the New Account Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other funds in the Pilgrim America Group (excluding Pilgrim America Money Market shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by:
(i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.


For purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim America Group of Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Waivers of CDSCs. The CDSC on Class A or Class B shares will be waived in the case of a redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of a Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.


The CDSC also will be waived in the case of a total or partial redemption of shares of a Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.



Reinstatement Privilege. Class B shareholders who have redeemed their shares in any Pilgrim America Group mutual fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.



To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.




Special Purchases without a Sales Charge. Class A or Class M shares may be purchased at NAV without a sales charge by:



     1) Class A or Class M shareholders who have redeemed their shares in any Pilgrim America Group mutual fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

     3) Any charitable organization or governmental entity that has determined that the Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees of Express America and its subsidiaries.


     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.


     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.


     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.



     8) Accounts as to which a banker or broker-dealer charges an account management fee ('wrap accounts').



Masters Series may terminate or amend the terms of offering shares of the Funds at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 331-1080, or see the Statement of Additional Information.

Incentives. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other mutual funds in the Pilgrim America Group. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the Funds or other mutual funds in the Pilgrim America Group and/or other events sponsored by Authorized Dealers.


In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that safisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


Rule 12b-1 Plan. Masters Series has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of each Fund (Rule 12b-1
Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A, Class B and Class M shares at an annual rate of up to 0.35%, 1.00%, and 1.00%, respectively, of the average daily net assets of each of the Funds. Currently, the Board of Directors has approved annual fees of 0.25%, 1.00%, and 0.75%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each of the Funds is for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will receive payment under the Rule 12b-1 Plans without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of that Fund as well as the other Funds of Masters Series.



Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.65% of a Fund's average daily NAV of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim America Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


Other Expenses. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among each of the classes of each Fund. However, the Rule 12b-1 Plans' fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).


       METHOD                      INITIAL INVESTMENT                         ADDITIONAL INVESTMENT
By contacting your     The minimum initial investment in a Fund is  The minimum for additional investment in a
Authorized Dealer      $1,000 ($250 for IRAs).                      Fund is $100.

                       Visit or consult an Authorized Dealer.       Visit or consult your Authorized Dealer.

By mail                Make your check payable to the Fund and      Fill out the account additions form
                       mail it, along with a completed New Account  included on the bottom of your account
                       Application, to the address indicated on     statement along with your check payable to
                       the New Account Application. Please          the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the         provided with the account statement.
                       application.                                 Remember to write your account number on
                                                                    the check.

By wire                Call the Pilgrim America Order Department    Call the Pilgrim America Order Department
                       at (800) 336-3436 to obtain an account       at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on  reference number. Give that number to your
                       the account. Instruct your bank to wire      bank and have them wire the funds in the
                       funds to the Fund in care of:                same manner described under 'Initial
                       Investors Fiduciary Trust Co.                Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:
                       Pilgrim America Masters Series, Inc.
                       ------------------------------------------
                       (Name of Fund)
                       A/C #752-4854; for further credit to:
                       Shareholder A/C
                       # -----------------------------------------
                       (A/C # you received over the telephone)
                       Shareholder Name:
                       ------------------------------------------
                       (Your Name Here)
                       After wiring funds you must complete the
                       New Account Application and send it to:
                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368

                The Funds and the Distributor reserve the right to reject any purchase order.
                             Please note third party checks will not be accepted.
                   The Manager reserves the right to waive the minimum investment amounts.

Price of Shares. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at the Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Determination of Net Asset Value. The NAV of each class of a Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of the Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each class of a Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors of Masters Series, although the actual calculations will be made by persons acting under the supervision of the Board.


The value of the foreign securities traded on exchanges outside the United

States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign quotation in effect at the time NAV is computed. The calculation of NAV for Masters Series may not take place contemporareously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to Masters Series or its agents after the time that NAV is calculated on any business day may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when a Fund's NAV is determined may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors.

Pre-Authorized Investment Plan. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 331-1080.

Retirement Plans. Master Series has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 331-1080. IFTC currently receives a $12.00 custodian fee annually for maintenance of IRA accounts.



Telephone Orders. Masters Series and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Master Series and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Master Series and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other Pilgrim America Group mutual fund other than Pilgrim America Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of a mutual fund in the Pilgrim America Group of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any of Pilgrim America Group's other funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies that you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.
SYSTEMATIC EXCHANGE PRIVILEGE

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.
                                       21

            METHOD                                                 PROCEDURES
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to the
  Authorized Dealer             Distributor. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charge.
Redemption By Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New
                                Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 331-1080.
Expedited Redemption            The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $50,000) mailed to an address which has been on record with Pilgrim America for at least 60 days. This privilege is automatically assigned to you unless you check the box on the New
                                Account Application which signifies that you do not wish to utilize such option.
                                The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an
                                Expedited Redemption, please call the Transfer Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.


Systematic Withdrawal Plan. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

Payments. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within seven days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire of federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, Master Series reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                            MANAGEMENT OF THE FUNDS

Management of Masters Series. Masters Series is a registered investment company that was organized as a Maryland corporation in April, 1995. It is governed by a Board of Directors, which oversees the operations of the Funds. The majority of Directors are not affiliated with the Investment Manager or any Portfolio Manager.

Investment Manager. The Investment Manager has overall responsibility for the management of the Funds. Masters Series and the Investment Manager have entered into an agreement that requires the Investment Manager to provide or oversee all investment advisory and portfolio management services for the Funds. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of Masters Series, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission.

     The Investment Manager also monitors the Portfolio Managers' investment programs and results and coordinates the activities of the various service providers to the Funds and oversees compliance with regulatory requirements. In addition, the Investment Manager provides the Masters Series with the office space, equipment and personnel necessary to administer the Funds. The Portfolio Managers, subject to the supervision of the Board of Directors and the Investment Manager, are responsible for determining the investment program for the Funds, including the portfolio securities to purchase and sell for the Funds, and for placing the Fund's portfolio transactions. The agreement with the Investment Manager can be canceled by the Board of Directors of Masters Series upon 60 days' written notice.

     The Investment Manager bears its expenses of providing the services described above and pays the fees of each Fund's Portfolio Manager. The Funds pay the Investment Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets for the MidCap Value Fund and the LargeCap Value Fund, and 1.25% of the Fund's average daily net assets for the Asia-Pacific Equity Fund. These fees are computed and accrued daily and paid monthly.

     The Portfolio Managers. Each Portfolio Manager serves the pertinent Fund under an agreement with the Investment Manager. Each Portfolio Manager has discretion to purchase and sell securities for the portfolio of its respective Fund in accordance with that Fund's objectives, policies and restrictions. Although the Portfolio Managers are subject to the general supervision by the Board of Directors and the Investment Manager, the Board and/or the Investment Manager do not evaluate the investment merits of specific securities transactions. The agreement with each Portfolio Manager may be terminated by the Board of Directors of Masters Series, by the Investment Manager or by the Portfolio Manager. Thus, it is possible that in the future, one or more of the current Portfolio Managers would no longer be engaged for a Fund. It is not anticipated that Portfolio Managers will be replaced in the ordinary course of operations.

     As compensation for their services to the Funds, the Investment Manager (and not the Fund) pays HSBC, CRM, and Ark fees at annual rates of 0.50% of the average daily net assets of the Asia-Pacific Equity, MidCap Value and Large Cap Value Funds, respectively.

Distributor. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.


Portfolio Transactions. Each Portfolio Manager will place its own orders to execute the securities transactions that are designed to implement the applicable investment objectives and policies. The Portfolio Manager will use its reasonable efforts to place all purchase and sale orders with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, a Portfolio Manager may consider brokerage and research services provided by a broker to the Portfolio Manager or the Investment Manager or their affiliates, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Portfolio Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with a Portfolio Manager, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. In addition, the Investment Manager may direct a Portfolio Manager to place securities transactions with brokers that provide certain services to the Funds. A Portfolio Manager also may consider a broker's sale of Fund shares if the Portfolio Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

Dividends and Distributions. Dividends and distributions from net investment income and capital gains, if any, will be determined on a class basis for each Fund and paid at least annually.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.


You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim America Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any Pilgrim America Fund which offers Class A, B, or M Shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.


Federal Taxes. Each Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the Fund itself is relieved of federal income tax.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Asia-Pacific Equity Fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce a Fund's investment income.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

More about Masters Series. Masters Series' Articles of Incorporation permit the Directors to authorize the creation of additional funds, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.


Voting Rights. Shareholders have certain voting rights. Each share of each Fund is given one vote. Matters to be acted upon that affect a particular Fund, including approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of such Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. As a Maryland Corporation, Masters Series is not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    [LOGO]

                            NEW ACCOUNT APPLICATION


 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368
   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.

--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION

    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL


-------------------------    ----------    ----------------------------------         ---------------------------------------
  First Name                 Middle        Last Name                                  Social Security Number*
                             Initial                                                  (first individual only)

/ / JOINT TENANT

-------------------------    ----------    ----------------------------------         ---------------------------------------
  Joint Tenant's First Name  Middle        Last Name
                             Initial

/ / GIFT/TRANSFER TO MINOR


-------------------------------------------------------------------------         -------------------------------------------
  Custodian's Name (one only)                                                      Minor's Name (one only)

/ / GUARDIANSHIP/CONSERVATORSHIP


-------------------------------------------------------------------------         -------------------------------------------
  Under Uniform Gift/Transfers to Minors Act of (State)                            Minor's Social Security Number*






-------------------------------------------------       ---------------------------  ----------------------------------------
                 Guardian/Conservator                   Ward/Incompetent or Minor's  Ward/Incompetent or Minor's
                                                        Name (one only)              Social Security Number*

/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

--------------------------------------------------------------------               ------------------------------------------
  Exact Name of Corporation, Partnership or other Organization                     Tax Identification Number*


--------------------------------------------------------------------------------
  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares

--------------------------   ---------------------------------------------------     ----------------------------------------
  Date of Trust Agreement    Name of Trust                                           Tax Identification Number*

/ / OTHER

* Pilgrim America reserves the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification Number, or does not indicate that such number has been applied for by checking the 'awaiting Social Security or Taxpayer Identification Number' box on page 29.

--------------------------------------------------------------------------------
2.  MAILING ADDRESS


-----------------------------------------------------   -----------   -----------   ----------    ---------------------------
  Street Address                                        Apartment     City          State         Zip Code
                                                        Number


  (      )                         (      )
------------------------------     -----------------------------
  Business Phone                   Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.

                 FUND NAME                           AMOUNT            CLASS OF SHARES (CHECK ONE)
1.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
2.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
3.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
4.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
5.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------
6.                                                      $              A / /      B / /      M / /
  ------------------------------------------             -----------

/ / A check payable to the Pilgrim America Group is included for $____________.

/ / Payment has been made by Dealer purchase on

____________   $_____________   _______________________________________________
   (Date)         (Amount)                       (Order Number)

/ / Payment has been made by Federal funds wire _____________  on ____________
                                               (Reference No.)       (Date)

_________________  $_______________
  (Account No.)       (Amount)

-------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Account using the Dividend Transfer Option.

  _________________________________   ________________________________
  Fund Name                             Account Number



/ / Pay all dividends and reinvest capital     I request the payable distributions be: (Check one.)
    gains.
/ / Pay all capital gains in cash and
    reinvest dividends.                        / / Sent to the address in Section 2.
/ / Pay all dividends and capital gains.       / / Directly deposited in my bank account. (Please attach a
    (IF ANY PAY OPTION IS SELECTED,                voided check to Section 6). If voided check is not enclosed,
    COMPLETE INFORMATION AT RIGHT)                 will be sent to address in Section 2.
                                               / / Sent to a special payee listed in Section 9.


--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

----------------------------------------                  ------------------------------------------
Authorized Dealer Name                                    Registered Representative's Name


----------------------------------------                  ------------------------------------------
Branch Office Address                                     Registered Representative's Number


----------------------------------------                  ----------------            --------------
City                                                      State                         Zip Code


----------------------------------------                  ------------------------------------------
Registered Representative's Phone                         Authorized Signature of Authorized Dealer

--------------------------------------------------------------------------------
6. SIGNATURES


I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transaction that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign.

        ATTACH VOIDED CHECK HERE  ----->
           (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below have been duly elected, and are now legally holding the offices set forth opposite his/her name and have the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT:

I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or because the IRS has notified me that I am no longer subject to backup withholding (if you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement), AND (CHECK AS APPROPRIATE):

/ / The number shown above is my correct TIN, or that of the minor named in section 1.

/ / Awaiting TIN. I have not previously been issued a TIN, have applied for one or intend to apply for one in the near future, and am waiting for a number to be issued to me. I understand that if I do not provide a certified TIN to Pilgrim America within 60 days, Pilgrim America is required to commence 31% backup withholding until I provide a certified TIN and may be required immediately to impose 31% backup withholding on certain withdrawals from my account until I provide a certified TIN.


/ / Exempt Payee. The account owner is an exempt payee. Individuals cannot be exempt. Check this box only after reading the instructions on page 39 to see whether the account owner is an exempt payee. (You must still provide a TIN.)

Permanent address for tax purposes: ________________________  ___________________  __________  _________________  _________________
                                    Street Address            City                 State       Country             Postal
                                                                                                                   Code

NOTE: THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  President, Trustee, General Partner or Title

----------------------------------------           ----------------------------------------------------------
Signature                                          Date  Co-owner, Secretary of Corporation, Co-Trustee, etc.

    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION

/ / I am a United States Citizen

/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United States Citizen, please indicate what country you are a permanent tax resident of:
    ____________________________________________________________________________

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.

--------------------------------------------------------------------------------
7. PURCHASE OPTIONS

   REDUCED SALES CHARGE

/ / I qualify for Reduced Sales Charge with the account(s) listed below. Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.




----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

----------------------------------------           ----------------------------------------------------------
Fund Name                                                 Account Number

    LETTER OF INTENT (Check one only)


    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.


    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.

    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:


/ /  $50,000   / /  $100,000   / /  $250,000   / /  $500,000   / /  $1,000,000

----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number


----------------------------------------                --------------------------------------------
    Fund Name                                             Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
     (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND
        ATTACH A VOIDED CHECK TO SECTION 6.)

-----------------------------------   -----------------------------------   -----------------------------
Fund Name                             Fund Name                             Fund Name


Amount $________________________, to start   / / 5th or
                Minimum $100

/ / 20th of
              _______________,   ___________________
                  Month                  Year

/ /  monthly    / /  quarterly    / /  semi-annual    / /  annual

--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE

    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The privilege will only be granted upon confirmation of your entitlement.
--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS

     TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. Unless you decline this privilege by checking the box below, you will automatically be assigned it.*


    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)

   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.*


    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, will be sent to address in Section 2.)


    / / I decline telephone redemption, and do not want this privilege.



        See Expedited Redemption section for procedures.



* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.



  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject to the terms and conditions set forth in the Prospectus and each Funds' Statement of Additional Information.


    SYSTEMATIC EXCHANGE PRIVILEGE

/ / I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

$________(min. of $50) into the __________ Fund, Account #_______________

on a / / monthly or / / quarterly basis starting in the month of
                                                                  _____________

(Systematic Exchange Privilege is only available within the same Class of
Shares)
--------------------------------------------------------------------------------
    SYSTEMATIC WITHDRAWAL PLAN (SWP)
    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis.)

/ / I wish to automatically withdraw $_____________________ from this account.
                                          Minimum $100


    / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually


    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9. To begin
        _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Directly deposited in my bank account. (Please attach a voided check to
        Section 6.)
        To begin _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)
--------------------------------------------------------------------------------

9. INTERESTED PARTY MAIL/DIVIDEND MAIL



    / / I wish to have my distributions sent to the address listed below.

    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

--------------------------------------------------------------------------------
    Name of Individual

--------------------------------------------------------------------------------
    Street Address

--------------------------------------------------------------------------------
City                           State                            Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

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                                       32

                          AUTHORIZED DEALER AGREEMENT


     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. PilgrimAmerica remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application, signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line

 -------------------------------------------------------------------------------


              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)


                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_______________________________________________________________________________

X_______________________________________________________________________________

________________________________________________________________ 19 ____________
Date Signed


                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)____________________________________

Bank Account Number_____________________________________________________________

Name of Bank____________________________________________________________________

Address of Bank_________________________________________________________________

City/State/Zip of Bank__________________________________________________________

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                                       34

                                    [LOGO]


             INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Group, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.

2 MAILING ADDRESS
-------------------------------------------------------------------------------

This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------

State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.

You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividends Transfer Option. The Dividend Transfer Option is available only for open-end funds within the Pilgrim America Group.


5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------

Your financial professional can complete this section.

6 SIGNATURES
--------------------------------------------------------------------------------

All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------

You can qualify for reduced sales charges via the Letter of Intent or Cumulative Discount privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Cumulative Discount allows you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------

The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.


The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $50,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.


The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to section 6 of the New Account Application.


The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.


The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such basic account to Section 6 of the New Account Application.


9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------

You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section 4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

/ / Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from and IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        Signature ______________________________________________________________
                         (Exactly as on Account Registration)

        DATE ___________________________________________________________________


        Name(s) ________________________________________________________________

        ________________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                          CERTIFICATION OF DISABILITY

I _____________________________________ certify that I am a licensed physician
          Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature _______________________  Date ______________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SIGNATURES section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING
You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application and check the 'Awaiting TIN' box in the Signatures section of this application.

WHAT NUMBER TO GIVE
Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.


(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Certain payees are specifically exempted from backup withholding on ALL payments. Check the 'Exempt Payee' box in the Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.
o A corporation
o A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o A real estate investment trust.
o A common trust fund operated by a bank under section 584(a).
o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).
o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


----------------------------------  ----------------------------
GUIDELINES FOR DETERMINING          GIVE THE
PROPER NUMBER                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------
 1.   An individual's account       The individual

 2.   Two or more individuals       The actual owner of the
      (joint account)               account or, if combined
                                    funds any one of the
                                    individuals(1)

 3.   Husband and wife (joint       The actual owner of the
      account)                      account or, if joint funds,
                                    either person(1)

 4.   Custodian account to a minor  The minor(2)
      (Uniform Gift to Minors Act)

 5.   Adult and minor               The adult or if the minor is
                                    the only contributor, the
                                    minor(1)

 6.   Account in the name of        The ward, minor, or
      guardian or committee for a   incompetent person(3)
      designated ward, minor or
      incompetent person

 7.   a. The usual revocable        The grantor-trustee(5)
      savings trust account
      (grantor is also trustee)

      b. So called trust account
      that is not a legal or valid The actual owner(1) trust under state law

 8.   Sole proprietorship account   The owner(1)
----------------------------------  ----------------------------

----------------------------------  ----------------------------
                                    GIVE THE EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------

 9.   A valid trust, estate or      Legal entity (Do not furnish
      pension trust                 the identifying number of
                                    the personal representative
                                    or trustee unless the legal
                                    entity itself is not
                                    designated in the account
                                    title.)(5)

10.   Corporate account             The corporation

11.   Religious, charitable, or     The organization
      educational organization
      account

12.   Partnership account held in   The partnership
      the name of the business

13.   Association, club or other    The organization
      tax exempt organization

14.   A broker or registered        The broker or nominee
      nominee

15.   Account with the Department   The public entity
      of Agriculture in the name
      of a public entity (such as
      a state or local government,
      school district, or prison)
      that receives agricultural
      program payments
----------------------------------  ----------------------------

                                    [LOGO]

                            PILGRIM AMERICA MASTERS
                                 SERIES, INC.
                     PILGRIM AMERICA MASTERS ASIA-PACIFIC
                                  EQUITY FUND
                   PILGRIM AMERICA MASTERS MIDCAP VALUE FUND
                  PILGRIM AMERICA MASTERS LARGECAP VALUE FUND

         TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                            PHOENIX, ARIZONA 85004
                                1-800-331-1080

                               TABLE OF CONTENTS

                                                           PAGE
                                                           ----
THE FUNDS...............................................      1
PILGRIM AMERICA MASTERS SERIES
  AT A GLANCE...........................................      2
SUMMARY OF EXPENSES.....................................      3
FINANCIAL HIGHLIGHTS....................................      4
THE MANAGERS............................................      5
  Masters Series: Access to Private Money Managers......      5
  The Investment Manager................................      5
  The Portfolio Managers................................      5
PAST PERFORMANCE OF OTHER ACCOUNTS MANAGED BY THE
  PORTFOLIO MANAGERS....................................      7
PAST PERFORMANCE OF THE PILGRIM AMERICA MASTERS
  SERIES FUNDS..........................................      9
THE FUNDS' INVESTMENT OBJECTIVES
  AND POLICIES..........................................     11
INVESTMENT PRACTICES AND RISK CONSIDERATIONS............     12
  Risk Considerations...................................     12
  Investment Techniques.................................     13
  All Funds: Diversification and Changes in Policies....     13
SHAREHOLDER GUIDE.......................................     14
  Pilgrim America Purchase Options(Trademark)...........     14
  Purchasing Shares.....................................     19
  Exchange Privileges and Restrictions..................     21
  Systematic Exchange Privilege.........................     21
  How to Redeem Shares..................................     21
MANAGEMENT OF THE FUNDS.................................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES......................     24
PERFORMANCE INFORMATION.................................     25
ADDITIONAL INFORMATION..................................     25
NEW ACCOUNT APPLICATION.................................     27



                                    [LOGO]


                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-334-3444

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                                 TRANSFER AGENT
                       Investors Fiduciary Trust Company
                             c/o DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                         127 W. 10th Street/14th Floor
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                  PROSPECTUS

                               January 15, 1997